UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2004

FLEMING COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma	1-8140	48-0222760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1945 Lakepointe Drive, Lewisville, Texas	75057

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 906-8000

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 First Amended Joint Plan of Reorganization
EX-99.2 First Amended Disclosure Statement

Item 5. Other Events and Regulation FD Disclosure.

     On January 19, 2004, Fleming Companies, Inc. and certain of its subsidiaries (collectively, the “Company”) and the Official Committee of Unsecured Creditors’ in the Company’s voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) filed their first amended joint plan of reorganization (the “Amended Plan”) and related disclosure statement for the Amended Plan (the “Amended Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). A hearing has been scheduled on February 17, 2004 at which the Company intends to ask the Bankruptcy Court to approve the Amended Disclosure Statement and to allow the Company to solicit its creditors and seek confirmation of the Amended Plan. Copies of the Amended Plan and the Amended Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

     Bankruptcy law does not permit the solicitation of acceptances of the Amended Plan until the Bankruptcy Court approves the Amended Disclosure Statement relating to the Amended Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Amended Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan. The Company will emerge from Chapter 11 if and when the Amended Plan receives the requisite stakeholder approval, is confirmed by the Bankruptcy Court and the conditions precedent to Amended Plan effectiveness as described in the Amended Plan are satisfied or waived.

     The Amended Plan and the Amended Disclosure Statement, together with certain exhibits and related court filings, are available at http://www.bmccorp.net/fleming.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

99.1	First Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated January 19, 2004.

99.2	First Amended Disclosure Statement in Support of First Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated January 19, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEMING COMPANIES, INC

Date: January 21, 2004	By:	/s/ Rebecca A. Roof

Rebecca A. Roof Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	First Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated January 19, 2004.

99.2	First Amended Disclosure Statement in Support of First Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated January 19, 2004.